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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form S-3 (No. 333-48274) of our report dated January 31, 2000 included in Calpine Corporation's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this Amendment No. 1 to the Registration Statement.


/s/ Arthur Andersen LLP
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San Francisco, California
 November 28, 2000